Exhibit 10.13

FIFTH AMENDMENT TO
CREDIT FACILITIES AGREEMENT

This FIFTH AMENDMENT TO CREDIT FACILITIES AGREEMENT (this “Agreement”) is entered into and effective as of June 11, 2008, by and among MTM TECHNOLOGIES, INC., a New York corporation, MTM TECHNOLOGIES (US), INC., a Delaware corporation, MTM TECHNOLOGIES (MASSACHUSETTS), LLC, a Delaware limited liability company, and INFO SYSTEMS, INC., a Delaware corporation (collectively, and separately referred to as, "Borrower" or "the Borrower"), and GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION ("CDF"), as Administrative Agent, and CDF, as the sole lender (the “Lender”).

Recitals:

A.
Borrower, Administrative Agent and the Lender are parties to that certain Credit Facilities Agreement dated as of August 21, 2007, as amended by the First Amendment to Credit Facilities Agreement entered into and effective as of August 21, 2007, as amended by the Second Amendment to Credit Facilities Agreement entered into and effective as of February 4, 2008, as amended by the Third Amendment to Credit Facilities Agreement entered into and effective as of February 28, 2008, and as amended by the Fourth  Amendment to Credit Facilities Agreement entered into as of May 16, 2008 (as amended, the “Loan Agreement”).

B.	Administrative Agent, Lender and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

Agreement

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is acknowledged, Borrower, Administrative Agent and the Lender hereby agree as follows:

1.      Definitions.  All references to the “Agreement” or the “Loan Agreement” in the Loan Agreement and in this Agreement shall be deemed to be references to the Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time.  Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2.      Effectiveness of Agreement.  This Agreement shall become effective as of the date first written above, but only if this Agreement has been executed by Borrower, Administrative Agent and the Lender, each of the other documents listed on Exhibit A have been duly executed and delivered to Administrative Agent in form and substance satisfactory to Lender, and if the Fifth Amendment Fee has been paid in same day funds.  On the date hereof, Borrower hereby irrevocably authorizes and directs Administrative Agent to make a Revolving Loan Advance to pay the Fifth Amendment Fee.

3.      Default Interest Rate.  The parties agree that the Default Rate shall be in effect beginning on July 1, 2008 and shall continue in effect for all periods thereafter until the Borrower presents a quarterly Compliance Certificate showing compliance with all covenants in Section 15 of the Loan Agreement and certifying that no Default or Event of Default has occurred and is continuing and, upon delivery of such a Compliance Certificate showing compliance with all such covenants and certifying that no Default or

Event of Default has occurred and is continuing, the Default Rate shall no longer be in effect beginning on the first day of the month in which such Compliance Certificate is delivered to Administrative Agent.

4.      Required Fundings and Deliveries.  The amendments and waivers contained in this Agreement shall be void and of no force and effect and shall be revoked if any of the following shall not have occurred and been delivered, as the case may be, on or before June 27, 2008: (i) Administrative Agent shall have received evidence of $3,500,000 in the aggregate in cash of additional Pequot Indebtedness being funded to Borrower together with executed copies of all amendment documents to the Pequot Indebtedness Documents to evidence such additional Pequot Indebtedness, such documents to be in form and substance reasonably satisfactory to Administrative Agent, and (ii) Administrative Agent shall have received evidence of $3,000,000 in the aggregate in cash of additional Subordinated Indebtedness being funded to Borrower together with executed copies of all amendment documents to the Subordinated Indebtedness Documents to evidence such additional Subordinated Indebtedness, such documents to be in form and substance reasonably satisfactory to Administrative Agent.

5.      Amendment.  The Loan Agreement is hereby amended as follows:

5.1.           Subordinated Indebtedness.
Section 14.2.4 of the Loan Agreement is deleted in its entirety and replaced with the following:

“14.2.4. The Subordinated Indebtedness up to an aggregate of $35,000,000 outstanding in principal at any time if a Subordination Agreement remains in effect with respect thereto and the Subordinated Indebtedness contains terms and provisions acceptable to Administrative Agent.”

5.2.           Pequot Indebtedness.
Section 14.2.12 of the Loan Agreement is deleted in its entirety and replaced with the following:

“14.2.12.  Unsecured subordinated Indebtedness owing to Pequot Private Equity Fund III, L.P,. Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., CVC II Partners, LLC, The BSC Employee Fund VI, L.P. and/or Constellation Venture Capital Offshore II, L.P., up to $6,000,000 in the aggregate principal amount with interest payable in preferred Capital Securities of MTM Technologies, Inc. and which may be coupled with warrants for the Capital Securities of MTM Technologies, Inc. (so long as the exercise thereof shall not result in a Change of Control) (the “Pequot Indebtedness”) which such Pequot Indebtedness may not be repaid without the prior written consent of the Required Lenders, provided, however, if the Pequot Indebtedness has a stated maturity of December 15, 2009 or later, then the Pequot Indebtedness may be repaid without the consent of the Required Lenders by Borrower paying the principal balance and all accrued interest thereon at any time from and after December 15, 2009, if and only if no Default or Event of Default exists at the time of such payment and no Default or Event of Default would reasonably like to occur from making of any such payment.”

5.3.           Minimum EBITDA.
For all reporting periods after June 1, 2008, Section 15.3 of the Loan Agreement is deleted in its entirety and replaced with the following:

“15.3.  Minimum EBITDA.  Each Borrower covenants that as of the last day of each fiscal quarter, for the fiscal quarter then ended, Borrower’s EBITDA shall not be less than the amounts set forth in the table below:

The Fiscal Quarter Ending On:	Minimum EBITDA
June 30, 2008	$0.00
September 30, 2008	$2,000,000
December 31, 2008	$2,000,000
March 31, 2009	$2,000,000
June 30, 2009	$2,000,000”

5.4.           Excess Cash/Marketable Securities plus Availability.
For all reporting periods after June 1, 2008, Section 15.5 of the loan Agreement is deleted in its entirety and replaced with the following:

“15.5 Excess Cash/Marketable Securities plus Availability.  Each Borrower covenants that on the last day of each calendar month that the sum of (A) the amount of cash or marketable securities permitted by Section 14.1.4 hereof, plus (B) the difference between (i) the Borrowing Base on such date, minus (ii) the sum of (a) the Swingline Loan, (b) the Floorplan Shortfall, (c) the Letter of Credit Exposure on such date (except to the extent that a Revolving Loan Advance will be used immediately to reimburse Letter of Credit Issuer for unreimbursed draws on a Letter of Credit), (d) without duplication, the outstanding Aggregate Revolving Loans, (e) the amount of the Other Creditor Indebtedness (unless an Intercreditor Agreement in form and substance satisfactory to Administrative Agent has been executed between Administrative Agent and the holder of such Other Creditor Indebtedness), and (f) the amount of Bid Bonds, shall be greater than or equal to $1,500,000; provided, however, for the June 30, 2008, July 31, 2008 and August 31, 2008 calculation dates, the foregoing amount shall be $750,000.”

6.      General Representations and Warranties of Borrower.  Each Borrower hereby represents and warrants to Administrative Agent and the Lender that (i) such Borrower’s execution of this Agreement has been duly authorized by all requisite action of such Borrower, (ii) no consents are necessary from any third parties for such Borrower’s execution, delivery or performance of this Agreement except for those already duly obtained, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except to the extent that the enforceability thereof against such Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the disclosure schedule attached to the Loan Agreement, all of the representations and warranties contained in Section 11 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement with such exceptions as have been disclosed to Administrative Agent and the Lenders in writing, (v) there is no Existing Default, (vi) the execution, delivery and performance of this Agreement by Borrower does not violate, contravene, or conflict with any Material Law or Material Agreement, (vii) there are no Material Proceedings pending or, to the knowledge of Borrower, threatened, and (viii) since August 21, 2007, no Borrower’s Charter Documents have been amended, restated or otherwise modified in any manner which has or is reasonably likely to have a Material Adverse Effect on any Covered Person or which will or is reasonably likely to cause a Default or Event of Default.

7.      Reaffirmation; No Claims.  Each Borrower hereby represents, warrants, acknowledges and confirms that (i) the Loan Agreement and the other Loan Documents remain in full force and effect, (ii) the Security Interests of the Administrative Agent under the Security Documents secure all the Loan Obligations under the Loan Agreement, continue in full force and effect, and have the same priority as before this Agreement, (iii) no Borrower has any defenses to its obligations under the Loan Agreement and the other Loan Documents, and (iv) no Borrower has any claim against Administrative Agent or the Lenders arising from or in connection with the Loan Agreement or the other Loan Documents, and each Borrower hereby releases and waives and discharges forever any such claims it may have against Administrative Agent or the Lenders arising from or in connection with this Agreement, the Loan Agreement or the other Loan Documents which have arisen or accrued on or prior to the date hereof.  Until the Loan Obligations are paid in full in good funds and all obligations and liabilities of Borrower under the Loan Agreement and the Loan Documents are performed and paid in full in good funds, Borrower agrees and covenants that it is bound by the covenants and agreements set forth in the Loan Agreement, the Loan Documents and in this Agreement.  Borrower hereby ratifies and confirms the Loan Obligations.  This Agreement is a part of the Loan Documents.

8.           Payments.  Each Borrower reaffirms, covenants and agrees to direct all Account Debtors to remit payments on their Accounts to a Lockbox, including, without limitation, the Account owing from Defense Finance and Accounting Services.

9.           Effect of Agreement.  The execution, delivery and effectiveness of this Agreement shall not and does not operate as a waiver of any right, power or remedy of Administrative Agent or the Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents or any Existing Default or Event of Default.  The execution, delivery and effectiveness of this Agreement shall not and does not act as a release or subordination of the liens and Security Interests of Administrative Agent under the Loan Documents.

10.           Payment of Fees and Expenses.  Borrower shall promptly pay to Administrative Agent an amount equal to all reasonable fees, costs, and expenses, incurred by the Administrative Agent (including all reasonable attorneys fees and expenses) in connection with the preparation, negotiation, execution, and delivery of this Agreement, and any further documentation which may be required in connection herewith.

11.           Governing Law.  This Agreement and the rights and obligations of the parties hereunder and thereunder shall be governed by and construed and interpreted in accordance with the internal Laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles.

12.           Patriot Act.  Administrative Agent and each Lender hereby notifies the Borrowers that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (as amended from time to time (including any successor statute) and together with all rules promulgated thereunder, collectively, the “Act”), it is required to obtain, verify and record information that identifies the Borrowers and any Guarantor, which information includes the name and address of the Borrowers and any Guarantor and other information that will allow Administrative Agent and each Lender to identify the Borrowers and each Guarantor in accordance with the Act.

13.           Section Titles.  The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

14.           Counterparts; Facsimile Transmissions.  This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

15.           Binding Arbitration.  This Agreement is subject to the binding arbitration provisions contained in the Loan Agreement and the Loan Documents as applicable to the parties hereto.

16.           Incorporation By Reference.  Administrative Agent, Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

17.           Notice—Oral Commitments Not Enforceable.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

18.           Statutory Notice-Insurance.

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL.  THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS.  THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL.  YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT.  IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE.  THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION.  THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION,
 as Administrative Agent and sole  Lender

By:	/s/ David Mintert
Name:	David Mintert
Title:	Vice President Operations

MTM TECHNOLOGIES, INC., as a Borrower

By:	/s/ J.W. Braukman, III
Name:   J.W. Braukman, III
Title:   Senior Vice President and Chief Financial Officer

MTM TECHNOLOGIES (US), INC., as a Borrower

By:	/s/ J.W. Braukman, III
Name:   J.W. Braukman, III
Title:   Senior Vice President and Chief Financial Officer

MTM TECHNOLOGIES (MASSACHUSETTS), LLC, as a Borrower

By:	/s/ J.W. Braukman, III
Name:   J.W. Braukman, III
Title:   Senior Vice President and Chief Financial Officer

INFO SYSTEMS, INC., as a Borrower

By:	/s/ J.W. Braukman, III
Name:   J.W. Braukman, III
Title:   Senior Vice President and Chief Financial Officer